SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8_K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                November 9, 2001


                                 INDIGINET, INC.
                                 ---------------
             (Exact name of registrant as specified in this charter)



     Florida                        000-29191                 95-0972865
     -------                        ---------                 ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation                    File Number)             Identification No.)



74 478 Highway 11 Suite 372 Palm Desert, CA 92260
-------------------------------------------------
(Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (760) 423-0282

Item 1. Changes in control of registrant.

     Not Applicable.

Item 2. Acquisition or disposition of assets.

     On October 31, 2001, the Company entered into an Agreement for the Exchange of Common Stock with SBSI/Cyberspeedway, Inc. ("SBSI"), whereby SBSI became a wholly owned subsidiary of Registrant. The Registrant issued 416,666 shares to the former shareholders of SBSI. In addition to the stock, the Company paid $50,000 for the acquisition. SBSI is a systems Integrator and ISP and is located in Scottsdale, Arizona.

Item 3. Bankruptcy or receivership.

     Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

     Not Applicable.

Item 5. Other events.

     Not Applicable.

Item 6. Resignation of registrant's directors.

     Not applicable.

Item 7.  Financial Statement and Exhibits.

     (a) SBSI audited financial statements for the periods ending December 31, 1999 and December 31, 2000.

     (b)  Stock Exchange Agreement between Registrant and SBSI.

Item 8.  Change in Fiscal Year

     Not applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 Indiginet, Inc.
                                                                 ---------------
                                                                    (Registrant)


                                                           By: /s/Jeffrey Black
                                                            --------------------
                                          Jeffrey Black, Chief Executive Officer


Dated: November 9, 2001